UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Lakeshore Drive, Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

The unaudited consolidated financial information for the three-month periods ended March 31, 2005 and March 31, 2004 for US Unwired Inc. (“US Unwired”) contained in our Form 10-Q filing with the Securities and Exchange Commission (“SEC”) filed on May 2, 2005 are presented with our former subsidiary, IWO Holdings, Inc. (“IWO”), as a discontinued operation effective February 10, 2005. This is the date that US Unwired lost its ownership interest in IWO as a result of the consummation of IWO’s plan of reorganization under the bankruptcy code. As such, for periods prior to February 10, 2005, the expenses that US Unwired incurred that are associated with providing support services to IWO are reflected in operating expenses of US Unwired, but the management fees that US Unwired billed and collected from IWO were included as a part of discontinued operations. For periods subsequent to February 9, 2005, expenses incurred that were associated with providing support services to IWO were reflected in operating expenses of US Unwired, but the management fees billed and collected from IWO under the management agreement during the four-month transition period are included as Other revenues.

The following table sets forth certain unaudited consolidated financial information for US Unwired for the three-month periods ended March 31, 2005, March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004 and the year ended December 31, 2004, with all management fees billed and collected from IWO reflected as Other revenues. The presentation is intended to provide the reader a comparative presentation for all periods in 2004 where the expenses incurred that were associated with providing support services to IWO were reflected in operating expenses of US Unwired, but the management fees that US Unwired billed and collected from IWO were included as a part of discontinued operations. No other IWO revenues or expenses are included. You should note that the following presentation of consolidated financial statements (and information derived from them) is not in accordance with U.S. generally accepted accounting principles, which require that we present the management fees billed and collected as income from discontinued operations.

The data set forth below should be read in conjunction with US Unwired’s consolidated financial statements and accompanying notes and “US Unwired’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Form 10-K for US Unwired for the year ended December 31, 2004, filed on March 14, 2005 with the SEC, and our unaudited consolidated financial statements and accompanying notes for the three-month period ended March 31, 2005 included in the Form 10-Q for US Unwired, filed on May 2, 2005 with the SEC.

The following unaudited consolidated financial information is not meant to be and may not be indicative of US Unwired financial results had US Unwired not billed and collected a management fee and did not incur expenses associated with providing certain support services.

Condensed consolidated statement of operations of US Unwired, with IWO as a discontinued operation but IWO management fees as Other Revenues (unaudited)

	For the three months ended					Year ended December 31, 2004
	March 31, 2005	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004
	(In thousands)
Revenue:
Subscriber	$80,970	$68,810	$72,210	$73,556	$75,202	$289,778
Roaming	22,391	22,610	24,176	25,056	25,896	97,738
Merchandise sales	6,120	6,039	4,777	4,335	4,057	19,208
Other revenue (1)	5,311	2,258	2,774	3,017	2,781	10,830

Total revenue	114,792	99,717	103,937	105,964	107,936	417,554
Expense:
Cost of service	55,652	46,929	54,329	56,568	57,778	215,604
Merchandise cost of sales	9,259	10,143	10,279	8,349	9,894	38,665
General and administrative	7,042	6,613	5,856	6,362	6,563	25,394
Sales and marketing	16,031	15,242	15,326	12,387	17,580	60,535
Non-cash stock compensation	7	45	44	182	104	375
Depreciation and amortization	14,939	15,488	14,409	14,759	15,530	60,186

Total operating expense	102,930	94,460	100,243	98,607	107,449	400,759

Operating income	11,862	5,257	3,694	7,357	487	16,795
Other income (expense):
Interest expense, net	(8,032)	(13,206)	(15,862)	(10,198)	(8,408)	(47,674)
Gain (loss) on sale of assets	38	(470)	(160)	(10)	(1,117)	(1,757)
Loss on extinguishment of debt	—	—	(54,493)	(4,484)	(3,365)	(62,342)

Total other expense	(7,994)	(13,676)	(70,515)	(14,692)	(12,890)	(111,773)

Gain (loss) from continuing operations before equity in income (losses) of unconsolidated affiliates	3,868	(8,419)	(66,821)	(7,335)	(12,403)	(94,978)
Equity in income (losses) of unconsolidated affiliates	—	116	138	(30)	(9)	215
Gain (loss) from continuing operations	3.868	(8,303)	(66,683)	(7,365)	(12,412)	(94,763)
Discontinued operations:
Gain (loss) on disposal of discontinued operations	192,853	16,183	(52)	—	187	16,318
Loss from discontinued operations	(2,630)	(18,281)	(9,024)	(9,529)	(17,696)	(54,530)

	190,223	(2,098)	(9,076)	(9,529)	(17,509)	(38,212)

Net income (loss)	$194,091	$(10,401)	$(75,759)	$(16,894)	$(29,921)	$(132,975)

Condensed consolidated balance sheets of US Unwired (unaudited) (2)

	As of
	March 31, 2005	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004

	(In thousands)
Current assets:
Cash and cash equivalents	$98,647	$108,085	$156,658	$126,343	$80,413
Subscriber receivables, net	24,070	23,369	25,043	23,506	25,349
Other receivables	1,239	2,899	1,889	1,514	1,437
Inventory	3,566	3,106	2,977	3,055	3,683
Prepaid expenses and other assets	11,424	11,993	10,704	9,962	8,049
Receivables from related parties	—	—	645	645	—
Receivables from officers	109	85	86	116	156
Current assets related to discontinued operations	—	63,194	68,117	60,605	54,408

Total current assets	139,055	212,731	266,119	225,746	173,495

Property and equipment, net	195,108	227,111	220,038	213,678	205,376
Goodwill	46,705	46,705	46,705	46,705	46,705
Intangibles, net	12,881	13,730	13,518	13,305	13,093
Notes receivable from unconsolidated affiliate	—	1,906	1,925	1,944	—
Other assets	18,904	17,679	22,680	20,337	19,349
Non-current assets related to discontinued operations	—	194,011	189,534	185,919	181,770

Total assets	$412,653	$713,873	$760,519	$707,634	$639,788

Current liabilities:
Accounts payable	$45,415	$29,295	$34,940	$37,507	$43,649
Accrued expenses	48,067	41,514	45,806	55,214	44,942
Payable to related party	160	—	—	—	—
Current maturities of long-term obligations	496	15,585	478	484	490
Current liabilities related to discontinued operations	—	405,669	415,382	412,758	419,885

Total current liabilities	94,138	492,063	496,606	505,963	508,966

Long-term obligations, net of current maturities	364,260	428,314	449,998	405,163	364,351
Other long-term liabilities	36,360	39,019	38,530	37,546	37,092
Investments in and advances to unconsolidated affiliates	2,467	2,547	2,572	2,602	2,467
Non-current liabilities related to discontinued operations	—	5,272	5,372	5,520	5,851

Stockholders’ deficit:
Common stock	1,640	1,288	1,635	1,636	1,637
Additional paid in capital	751,849	654,947	751,143	751,436	751,576
Retained deficit	(838,051)	(909,567)	(985,327)	(1,002,222)	(1,032,142)
Treasury stock	(10)	(10)	(10)	(10)	(10)

Total stockholders’ deficit	(84,572)	(253,342)	(232,559)	(249,160)	(278,939)

Liabilities and stockholders’ deficit	$412,653	$713,873	$760,519	$707,634	$639,788

Condensed consolidated statements of cash flows for US Unwired (2)

	For the three months ended
	March 31, 2005	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004

	(In thousands)
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$23,419	$18,684	$21,398	$26,780	$4,351

Cash flows from investing activities:
Payments for the purchase of equipment	(5,570)	(3,774)	(6,822)	(6,029)	(7,021)
Proceeds from sale of assets	43	41,560	1,595	—	30
Distribution from unconsolidated affiliates	—	500	—	—	1,951
Investments in unconsolidated affiliates	—	—	—	—	(1,298)

Net cash provided by (used in) investing activities	(5,527)	38,286	(5,227)	(6,029)	(6,338)

Cash flows from financing activities:
Proceeds from long-term debt	—	—	358,416	—	—
Proceeds from exercised options	462	—	194	113	131
Principal payments of long-term obligations	(120)	(13,741)	(313,700)	(51,179)	(44,014)
Debt issuance costs	—	—	(12,508)	—	(60)

Net cash provided by (used in) financing activities	342	(13,741)	32,402	(51,066)	(43,943)

Net increase (decrease) in cash and cash equivalents	18,234	43,229	48,573	(30,315)	(45,930)
Cash and cash equivalents at beginning of period	80,413	64,856	108,085	156,658	126,343

Cash and cash equivalents at end of period	$98,647	$108,085	$156,658	$126,343	$80,413

(1)	Other revenues of US Unwired including IWO management fees billed and collected:

	For the three months ended					Year ended December 31, 2004
	March 31, 2005	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004
	(In thousands)
Other revenues, as reported	$4,694	$339	$324	$467	$231	$1,361
IWO management fees	617	1,919	2,450	2,550	2,550	9,469

Other revenues, including IWO management fees	$5,311	$2,258	$2,774	$3,017	$2,781	$10,830

(2)	The condensed consolidated balance sheet and statements of cash flow of US Unwired with IWO as a discontinued operation are not impacted by the treatment of management fees as Other revenues to US Unwired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC.

Date: May 2, 2005	By:	/s/ Jerry E. Vaughn
Jerry E. Vaughn Chief Financial Officer